Exhibit 10.83

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of June 6, 2019 (this “Amendment”), with respect to that certain Term Loan Credit Agreement dated as of May 10, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), among BRISTOW GROUP INC., a Delaware corporation (the “Lead Borrower”) and BRISTOW HOLDINGS COMPANY LTD. III, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Co-Borrower” and together with the Lead Borrower, the “Borrowers” and each, a “Borrower”), the Guarantors party thereto, each Lender from time to time party thereto and ANKURA TRUST COMPANY, LLC, as administrative agent and collateral agent for the Lenders (together with any successor agent appointed pursuant to the Credit Agreement, in such capacities, the “Administrative Agent”).

In consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have their respective meanings set forth in the Credit Agreement.

2.Amendments to the Credit Agreement. Each of the parties hereto agrees that, effective as of the Amendment Effective Date (as defined below):

a.    Section 1.1. is hereby amended by restating the following definition in its entirety as follows:

““Wholly Owned Subsidiary” shall mean each Subsidiary of the Borrower or any other Subsidiary, all of the Capital Stock of which (other than directors’ qualifying shares) is owned by a Loan Party directly or indirectly through other Persons all of whose Capital Stock (other than directors’ qualifying shares) is at the time owned, directly or indirectly by a Loan Party.”

b.    Section 5.1(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)     as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower (and in the case of the Fiscal Year ending March 31, 2019, 120 days after the end of such Fiscal Year), a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, containing a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows (together with all footnotes thereto) of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, accompanied by an opinion from the Borrower’s certified public accountant stating that such financial statements fairly present in all material respects the financial condition and the results of operations of the Borrower and its Subsidiaries for such Fiscal Year on a consolidated basis in accordance with GAAP (provided that, after the conclusion of the Cases, such consolidated statements shall be audited and certified without “going concern” or other qualification, exception or assumption and without qualification or assumption as to the scope of such audit as conducted in accordance with GAAP, by an independent public accounting firm of nationally recognized standing, or otherwise reasonably acceptable to the Administrative Agent);”

c.    Section 5.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)
as soon as available and in any event within 20 Business Days after the end of each month, commencing with the month ended May 31, 2019, an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month and the related unaudited consolidated statements of income of the Borrower and its Subsidiaries for such month and the then elapsed portion of such Fiscal Year;”

3.Effectiveness. This Amendment will become effective upon the earliest date (the “Amendment Effective Date”) on which the Administrative Agent shall have received from (i) each Borrower and (ii) the Lenders collectively representing the Required Lenders an executed counterpart of this Amendment (or photocopies thereof sent by fax, pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original).

4.Representations and Warranties. Each Borrower represents and warrants as of the date hereof that, after giving effect to this Amendment, (i) the representations and warranties of the Borrowers set forth in Article IV of the Credit Agreement will be true in all material respects on and as of the date hereof and (ii) no Default will have occurred and be continuing on such date.

5.Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters expressly set forth herein and does not constitute an amendment, waiver or consent to any provision of the Credit Agreement other than as set forth in Sections 2 hereof. Except as expressly set forth in this Amendment, the Credit Agreement remains in full force and effect, and each Borrower and the Lenders acknowledge and agree that all of their respective obligations hereunder and under the Credit Agreement shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment except to the extent specified herein. From and after the Amendment Effective Date, (x) each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.

6.Miscellaneous. Each Borrower acknowledges and agrees that, (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms following the execution of this Amendment and after giving effect thereto, (B) the Security Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations on the terms and conditions set forth in the Security Documents, and hereby ratifies the security interests granted by it pursuant to the Security Documents and (C) this Amendment shall not be considered a novation.

7.Miscellaneous. The provisions of Sections 10.3 (Expenses; Indemnification), 10.5 (Governing Law; Jurisdiction; Consent to Service of Process), 10.6 (Waiver of Jury Trial), 10.8 (Counterparts; Integration), 10.9 (Survival), 10.10 (Severability) and 10.11 (Confidentiality) of the Credit Agreement shall apply with like effect to this Amendment.

This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BRISTOW GROUP INC., as Lead Borrower
By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

BRISTOW HOLDINGS COMPANY LTD. III, as Co-Borrower
By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

[Signature Page to Amendment No. 1]

STRATEGIC INCOME OPPORTUNITIES BOND FUND, as a Lender By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the Strategic Income Opportunities Bond Fund
By:
/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

BLACKROCK MULTI-SECTOR OPPORTUNITIES TRUST, as a Lender By: BlackRock Advisors, LLC, its Investment Advisor
By:
/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO OF BLACKROCK FUNDS V, as a Lender By: BlackRock Advisors, LLC, its Investment Advisor
By:
/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory
BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST, as a Lender By: BlackRock Advisors, LLC as Investment Advisor
By:
/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

ARCH REINSURANCE LTD., as a Lender By: BlackRock Financial Management, Inc., its Investment Advisor
By:
/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

ADVANCED SERIES TRUST-AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO, as a Lender By: BlackRock Financial Management, Inc., its Sub-Advisor
By:
/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

MASTER TOTAL RETURN PORTFOLIO OF MASTER BOND LLC, as a Lender By: BlackRock Financial Management, Inc., its Registered Sub-Advisor
By:
/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

DW-TX, LP, as a Lender

By: DW Partners, LP, its investment
manager

By:    /s/ Houdin Honarvar
Name:    Houdin Honarvar
Title:    General Counsel/CCO

[Signature Page to Amendment No. 1]

HIGHBRIDGE MSF INTERNATIONAL
LTD., as a Lender

By: Highbridge Capital Management, LLC, as
Trading Manager

By:    /s/ Jonathan Segal
Name:    Jonathan Segal
Title:    Managing Director

[Signature Page to Amendment No. 1]

1992 TACTICAL CREDIT MASTER FUND,
L.P., as a Lender

By: Highbridge Capital Management, LLC, as
Trading Manager

By:    /s/ Jonathan Segal
Name:    Jonathan Segal                Title:    Managing Director

[Signature Page to Amendment No. 1]

HIGHBRIDGE SCF SPECIAL SITUATIONS SPV, L.P., as a Lender

By: Highbridge Capital Management, LLC, as Trading Manager

By:    /s/ Jonathan Segal
Name:    Jonathan Segal                Title:    Managing Director

[Signature Page to Amendment No. 1]

OHA DIVERSIFIED CREDIT
STRATEGIES FUND MASTER, L.P., as a
Lender

By: OHA Diversified Credit Strategies
GenPar LLC, its general partner

By: OHA Global GenPar, LLC, its managing
member

By: OHA Global MGP, LLC, its managing
member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA MD OPPORTUNISTIC CREDIT
MASTER FUND, L.P., as a Lender

By: OHA MD Opportunistic Credit GenPar,
LLC, its general partner

By: OHA Global GenPar, LLC, its managing
member

By: OHA Global MGP, LLC, its managing
member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA DIVERSIFIED CREDIT
STRATEGIES FUND (PARALLEL), L.P.,
as a Lender

By: OHA Diversified Credit Strategies
GenPar, LLC, its general partner

By: OHA Global GenPar, LLC, its managing
member

By: OHA Global MGP, LLC, its managing
member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

NORTHWELL HEALTH, INC., as a
Lender

By: Oak Hill Advisors, L.P., as Investment
Manager

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

THE COCA-COLA COMPANY
MASTER RETIREMENT TRUST, as a
Lender

By: Oak Hill Advisors, L.P., as Investment
Manager

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OCA OHA CREDIT FUND LLC, an
individual series of OCA Investment Partners
LLC, as a Lender

By: Oak Hill Advisors, L.P., as Investment
Manager

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA ENHANCED CREDIT
STRATEGIES MASTER FUND L.P., as a
Lender

By: OHA Enhanced Credit Strategies
GenPar, LLC, its general partner

By: OHA Global GenPar, LLC, its managing
member

By: OHA Global MGP, LLC, its managing
member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

ILLINOIS STATE BOARD OF
INVESTMENT, as a Lender

By: Oak Hill Advisors, L.P., as Investment
Manager

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHAT CREDIT FUND, L.P., as a Lender

By: OHAT Credit GenPar, LLC, its general
partner

By: OHA Global GenPar, LLC, its managing
member

By: OHA Global MGP, LLC, its managing
member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

LERNER ENTERPRISES, LLC, as a
Lender

By: Oak Hill Advisors, L.P., as advisor and
attorney-in-fact to Lerner Enterprises, LLC

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

FUTURE FUND BOARD OF
GUARDIANS, as a Lender

By: Oak Hill Advisors, L.P., as its Investment
Adviser

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA CENTRE STREET
PARTNERSHIP, L.P., as a Lender

By: OHA Centre Street GenPar, LLC, its
general partner

By: OHA Centre Street MGP, LLC, its
managing member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

INDIANA PUBLIC RETIREMENT
SYSTEM, as a Lender

By: Oak Hill Advisors, L.P., as Investment
Manager

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

MASTER SIF SICAV-SIF, as a Lender

By: Oak Hill Advisors, L.P., as Investment
Manager

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA BCSS SSD II, L.P., as a Lender

By: OHA BCSS SSD GenPar II, LLC, its
general partner

By: OHA Global PE GenPar, LLC, its
managing member

By: OHA Global PE MGP, LLC, its
managing member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA MPS SSD II, L.P., as a Lender

By: OHA MPS SSD GenPar II, LLC, its
general partner

By: OHA Global PE GenPar, LLC, its
managing member

By: OHA Global PE MGP, LLC, its
managing member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA STRUCTURED PRODUCTS
MASTER FUND D, L.P., as a Lender

By: OHA Structured Products D GenPar,
LLC, its general partner

By: OHA Global PE GenPar, LLC, its
managing member

By: OHA Global PE MGP, LLC, its
managing member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA STRATEGIC CREDIT MASTER
FUND II, L.P., as a Lender

By: OHA Strategic Credit II GenPar, LLC, its
general partner

By: OHA Global PE GenPar, LLC, its
managing member

By: OHA Global PE MGP, LLC, its
managing member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA BCSS SSD, L.P., as a Lender

By: OHA BCSS SSD GenPar, LLC, its
general partner

By: OHA Global PE GenPar, LLC, its
managing member

By: OHA Global PE MGP, LLC, its
managing member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA MPS SSD, L.P., as a Lender

By: OHA MPS SSD GenPar, LLC, its
general partner

By: OHA Global PE GenPar, LLC, its
managing member

By: OHA Global PE MGP, LLC, its
managing member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA AD CUSTOMIZED CREDIT
FUND (INTERNATIONAL), L.P., as a
Lender

By: OHA AD Customized Credit Fund
GenPar, LLC, its general partner

By: OHA Global PE GenPar, LLC, its
managing member

By: OHA Global PE MGP, LLC, its
managing member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA-CDP ESCF, L.P., as a Lender

By: OHA-CDP ESCF GenPar, LLC, its
general partner

By: OHA Global PE GenPar, LLC, its
managing member

By: OHA Global PE MGP, LLC, its
managing member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

ALOHA EUROPEAN CREDIT FUND,
L.P., as a Lender

By: OHA ALOHA European Credit Fund
GenPar, LLC, its general partner

By: OHA Global GenPar, LLC, its managing
member

By: OHA Global MGP, LLC, its managing
member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA FINLANDIA CREDIT FUND, L.P.,
as a Lender
By: OHA Finlandia Credit Fund GenPar,
LLC, its general partner
By: OHA Global GenPar, LLC, its managing
member
By: OHA Global MGP, LLC, its managing
member
By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OREGON PUBLIC EMPLOYEES
RETIREMENT FUND, as a Lender
By: Oak Hill Advisors, L.P., as Investment
Manager
By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA DIVERSIFIED CREDIT
STRATEGIES MASTER FUND
(PARALLEL II), L.P., as a Lender

By: OHA Diversified Credit Strategies Fund
(Parallel II) GenPar, LLC, its general partner

By: OHA Global GenPar, LLC, its managing
member

By: OHA Global MGP, LLC, its managing
member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

OHA DIVERSIFIED CREDIT
STRATEGIES TRACTOR MASTER
FUND, L.P., as a Lender

By: OHA Diversified Credit Strategies
Tractor Fund GenPar, LLC, its general
partner

By: OHA Global GenPar, LLC, its managing
member

By: OHA Global MGP, LLC, its managing
member

By:    /s/ Gregory S. Rubin
Name:    Gregory S. Rubin
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

WHITEBOX MULTI-STRATEGY
PARTNERS, LP, as a Lender

By: Whitebox General Partner LLC,
its general partner

By: Whitebox Advisors LLC, its investment
manager

By:    /s/ Luke Harris
Name:    Luke Harris
Title:    Deputy General Counsel

WHITEBOX ASYMMETRIC
PARTNERS, LP, as a Lender

By: Whitebox General Partner LLC,
its general partner

By: Whitebox Advisors LLC, its investment
manager

By:    /s/ Luke Harris
Name:    Luke Harris
Title:    Deputy General Counsel

WHITEBOX CAJA BLANCA FUND, LP,
as a Lender

By: Whitebox Caja Blanca GP LLC, its
general partner

By: Whitebox General Partner LLC,
its managing member

By: Whitebox Advisors LLC, its investment
manager

By:    /s/ Luke Harris
Name:    Luke Harris
Title:    Deputy General Counsel

[Signature Page to Amendment No. 1]

WHITEBOX RELATIVE VALUE
PARTNERS, LP, as a Lender

By: Whitebox General Partner LLC,
its general partner

By: Whitebox Advisors LLC, its investment
manager

By:    /s/ Luke Harris
Name:    Luke Harris
Title:    Deputy General Counsel

WHITEBOX CREDIT PARTNERS, LP,
as a Lender

By: Whitebox General Partner LLC,
its general partner

By: Whitebox Advisors LLC, its investment
manager

By:    /s/ Luke Harris
Name:    Luke Harris
Title:    Deputy General Counsel

PANDORA SELECT PARTNERS, LP,
as a Lender

By: Whitebox General Partner LLC,
its general partner

By: Whitebox Advisors LLC, its investment
manager
By:    /s/ Luke Harris
Name:    Luke Harris
Title:    Deputy General Counsel

[Signature Page to Amendment No. 1]

WHITEBOX GT FUND, LP, as a Lender

By: Whitebox General Partner LLC,
its general partner

By: Whitebox Advisors LLC, its investment
manager

By:    /s/ Luke Harris
Name:    Luke Harris
Title:    Deputy General Counsel

[Signature Page to Amendment No. 1]